Property, plant and equipment, net	12 Months Ended
Mar. 31, 2020
Property Plant And Equipment [Abstract]
Property, plant and equipment, net

7. Property, plant and equipment, net

Property, plant and equipment, net consists of the following:

	Estimated	As of March 31,
	Useful Life	2019	2020	2020
	(in years)	(INR)	(INR)	(US$)
	(In million)
Plant and machinery (solar power plants)	25-35	70,028	90,995	1,207.0
Leasehold improvements — solar power plant	25-35	4,392	5,483	72.7
Furniture and fixtures	5	11	12	0.2
Vehicles	5	70	69	0.9
Office equipment	1-5	20	27	0.4
Computers	3	67	91	1.2
Leasehold improvements — office	1-3	117	126	1.7
		74,705	96,803	1,284.1
Less: Accumulated depreciation		6,460	9,246	122.6
		68,245	87,557	1,161.5
Freehold land		2,483	2,910	38.6
Construction in progress		12,717	5,526	73.3
Total		83,445	95,993	1,273.4

Depreciation expense on property, plant and equipment was INR 1,862 million, INR 2,114 million and INR 2,808 million (US$ 37.2 million) for the years ended March 31, 2018, 2019 and 2020, respectively.

Effective October 1, 2018, the Company extended the estimated useful life of most of its utility scale projects from 25 years to 35 years. This change in estimate was based on the Company’s technical evaluations and tests, through which the Company estimated that its solar modules will continue to generate power for at least 35 years at high efficiency levels. Since the Company has revised the useful life effective October 1, 2018, this had resulted in reduction of depreciation and amortization expense by INR 267 million (US$ 3.9 million) during the year ended March 31, 2019.

The Company has received government grants for the construction of rooftop projects amounting to INR 30 million and INR 34 million (US$ 0.5 million) for the years ended March 31, 2019 and 2020, respectively. The proceeds from these grants have been recorded as a reduction to the carrying value of the related rooftop projects.